UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2026

Brookfield Oaktree Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(Address of principal executive offices, including zip code)
(213) 830-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 20, 2026, Brookfield Oaktree Holdings, LLC, a Delaware limited liability company (“BOH”), entered into a distribution agreement (the “Distribution Agreement”) with Brookfield Oaktree Holdings Canada Inc., a corporation incorporated under the laws of the Province of Ontario (“BOHCI”). BOHCI is an affiliate of Brookfield Corporation. An affiliate of Brookfield Corporation is the sole holder of BOH’s Class A common units. Pursuant to the Distribution Agreement, BOH distributed to BOHCI 100 Common Shares of OCG NTR Holdings LLC (“NTR”) (the “Distributed Shares”) representing 100% of BOH’s equity interests in NTR, through a distribution in kind in respect of the Class A common units of BOH, on the terms and conditions contained in the Distribution Agreement. NTR, as the holder of 100% of the interest in OCG NTR Holdings Sub LLC, is the indirect holder of 100% of the interests in BUSI II GP-C LLC, BUSI II-C L.P., BUSI II SLP-GP LLC and Brookfield REIT OP Special Limited Partner L.P., including their indirect ownership in Brookfield Real Estate Income Trust Inc., a Maryland corporation. The distribution of the Distributed Shares was completed on April 20, 2026.

The foregoing description of the Distribution Agreement is a summary and is qualified in its entirety by reference to the Distribution Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Distribution Agreement, dated April 20, 2026, by and between Brookfield Oaktree Holdings, LLC and Brookfield Oaktree Holdings Canada Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BROOKFIELD OAKTREE HOLDINGS, LLC

By:	/s/ Daniel D. Levin
Name:	Daniel D. Levin
Title:	Chief Financial Officer

Date: April 27, 2026